EXHIBIT 99.2

This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles (GAAP). These items include, but are not limited to, earnings before interest, income taxes, depreciation and amortization (EBITDA), EBITDA for real estate (EBITDAre); funds from operations (FFO); adjusted funds from operations (AFFO); interest expense, adjusted; liquidity; net debt; net operating income (NOI); and cash NOI. These measures (and the methodologies used to derive them) may not be comparable to those used by other companies. Refer to the glossary for a detailed explanation of these terms and reconciliations to the most directly comparable GAAP measure, as well as others appearing in the supplement. Management considers each item an important supplemental measure of operating and financial performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives, or superior measures, to net income or loss as an indicator of the Company's performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financing activities as measures of profitability and/or liquidity, computed in accordance with GAAP. All quarterly information presented in this supplement is unaudited and should be read in conjunction with the Company’s audited consolidated financial statements (and the notes thereto) included in the Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 29, 2022. Certain statements contained herein, other than historical fact, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results and to the availability under Sila Realty Trust, Inc.'s, (or the Company), unsecured term loan agreement. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the Company’s expectations, and investors should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and could materially affect the Company’s results of operations, financial condition, cash flows, performance or future achievements or events, including those described under the section entitled Part I, Item 1A. “Risk Factors” of the Company's 2021 Annual Report on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Disclosures Forward Looking Statements Non-GAAP Measures Unaudited Financial Information Q2 2022 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Information About the Sale of the Data Center Properties Prior to the second quarter of 2021, the Company operated through two reportable segments— real estate investments in data centers and real estate investments in healthcare. During the three months ended June 30, 2021, the Company's board of directors made a determination to sell the data center assets. On May 19, 2021, the Company and certain of its wholly-owned subsidiaries entered into a purchase and sale agreement for the sale of up to 29 data center properties, which constituted the entirety of the Company's data center segment. On July 22, 2021, the Company completed the sale of its 29 data center properties. As of December 31, 2021, the Company had no assets or liabilities related to the data center properties. Operations of the data center properties are classified as income from discontinued operations on the condensed consolidated statements of comprehensive income for the three and six months ended June 30, 2021.

Section Page Supplemental Information as of June 30, 2022 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Corporate Address 1001 Water Street Suite 800 Tampa, FL 33602 Transfer Agent By Regular Mail: Computershare Alternative Investments P.O. Box 43007 Providence, RI 02940-3007 By Overnight Delivery: Computershare Alternative Investments 150 Royall Street, Suite 101 Canton, MA 02021 Contact Information Investor Support 833-404-4107 Miles Callahan, Vice President of Capital Markets and Investor Relations IR@silarealtytrust.com www.silarealtytrust.com 2022 Quarterly Financial Summary .................................................... 3 Financial Statistics and Ratios .................................................... 4 Condensed Consolidated Balance Sheets .................................. 5 Condensed Consolidated Statements of Comprehensive Income ....................................................................................... 6 FFO and AFFO ............................................................................. 7 EBITDA and EBITDAre ................................................................ 8 Net Operating Income (NOI) ...................................................... 9 Same Store NOI and Occupancy Trends .................................... 10 Debt ............................................................................................ 11 Acquisitions and Dispositions .................................................... 12 Property Map ............................................................................. 13 Diversification Statistics ............................................................. 14 Portfolio ..................................................................................... 16 Glossary ...................................................................................... 20 Q2

Three Months Ended Financial Results June 30, March 31, December 31, September 30, June 30, 2022 2022 2021 2021 2021 Rental revenue $ 44,918 $ 44,282 $ 43,606 $ 43,063 $ 43,747 Income (loss) from continuing operations $ 12,021 $ 1,371 $ 12,077 $ (5,546) $ (249) Income from discontinued operations $ — $ — $ — $ 377,191 $ 16,305 Net income attributable to common stockholders $ 12,021 $ 1,371 $ 12,077 $ 371,645 $ 16,056 Net income attributable to common stockholders per diluted share1 $ 0.05 $ 0.01 $ 0.05 $ 1.66 $ 0.07 EBITDAre $ 34,166 $ 34,125 $ 33,632 $ 37,444 $ 59,841 FFO attributable to common stockholders $ 29,809 $ 25,986 $ 29,144 $ 615 $ 46,909 FFO attributable to common stockholders per diluted share1 $ 0.13 $ 0.12 $ 0.13 $ — $ 0.21 AFFO attributable to common stockholders $ 29,413 $ 28,880 $ 27,747 $ 27,708 $ 44,094 AFFO attributable to common stockholders per diluted share1 $ 0.13 $ 0.13 $ 0.12 $ 0.12 $ 0.20 Weighted average shares outstanding - diluted1 226,362,977 225,865,366 225,031,906 223,661,774 223,082,912 As of Portfolio Metrics June 30, March 31, December 31, September 30, June 30, 2022 2022 2021 2021 2021 Number of properties2,3 130 126 125 125 154 Rentable square feet (in thousands) 5,390 5,335 5,245 5,298 8,595 Weighted average rent escalation 2.2% 2.2% 2.3% 2.3% 2.4% Weighted average occupancy 99.4% 99.4% 99.5% 96.0% 93.3% Weighted average remaining lease term 9.4 years 9.5 years 9.5 years 9.8 years 9.3 years The following tables summarize the Company's quarterly financial results and portfolio metrics. 3 Page Quarterly Financial Summary (dollars in thousands, except share data and per share amounts) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 2022 (1) For the three months ended September 30, 2021 and June 30, 2021, diluted earnings per share was computed the same as basic earnings per share, because the Company recorded a loss from continuing operations. For the three months ended September 30, 2021 and June 30, 2021, diluted FFO per share and diluted AFFO per share were computed using weighted average diluted shares outstanding of 224,652,226 and 224,046,603, respectively. (2) Includes one development property as of December 31, 2021, September 30, 2021 and June 30, 2021. (3) Excludes two undeveloped land parcels as of June 30, 2022 and March 31, 2022. Excludes two undeveloped land parcels and one land parcel held for sale as of December 31, 2021. Q2

Three Months Ended Adjusted Interest Coverage Ratio June 30, March 31, December 31, September 30, June 30, 2022 2022 2021 2021 2021 Interest expense, adjusted1 $ 4,477 $ 8,188 $ 5,766 $ 37,386 $ 13,377 EBITDA 34,164 27,474 33,718 425,761 50,574 Adjusted interest coverage ratio 7.6 x 3.4 x 5.8 x 11.4 x 3.8 x As of Net Debt Ratios June 30, March 31, December 31, September 30, June 30, 2022 2022 2021 2021 2021 Principal debt outstanding $ 505,000 $ 485,000 $ 500,000 $ 520,000 $ 1,404,184 Less: cash and cash equivalents 23,077 19,563 32,359 75,363 47,921 Net debt 481,923 465,437 467,641 444,637 1,356,263 EBITDAre annualized2 136,664 136,500 134,528 149,776 228,328 Net debt to EBITDAre ratio 3.5 x 3.4 x 3.5 x 3.0 x 5.9 x Net debt $ 481,923 $ 465,437 $ 467,641 $ 444,637 $ 1,356,263 Fair value of real estate investments 2,323,964 2,301,068 2,316,342 2,282,706 3,550,273 Net debt leverage ratio 20.7% 20.2% 20.2% 19.5% 38.2 % Financial Metrics June 30, 2022 Other Key Metrics June 30, 2022 Net debt leverage ratio 20.7 % Total real estate investments $ 2,243,967 Net debt to EBITDAre ratio 3.5 x Net asset value per share4,5 $ 8.20 Adjusted interest coverage ratio 7.6 x Class A annualized distribution per share $ 0.40 Liquidity3 $ 593,077 Class I annualized distribution per share $ 0.40 Class T annualized distribution per share $ 0.40 Financial Statistics and Ratios (dollars in thousands, except per share amounts) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 4 Page (1) Interest expense, adjusted, for the three months ended March 31, 2022, includes debt extinguishment costs of $3.4 million in connection with the repayment of our prior credit facility. Interest expense, adjusted, for the three months ended September 30, 2021, includes non-recurring costs associated with the sale of the data center portfolio, including defeasance and other loan costs in the amount of $26.1 million. (2) EBITDAre is annualized based on actual quarter EBITDAre. (3) Liquidity represents cash and cash equivalents of $23.1 million and borrowing base availability on the Company’s credit facility of $570.0 million as of June 30, 2022. (4) The estimated net asset value per share was calculated as of May 31, 2021. (5) On July 20, 2021, the Company's board of directors approved an updated estimated net asset value per share, of $9.95 of the Company's common stock as of May 31, 2021. The special cash distribution reduces the estimated net asset value per share by $1.75, resulting in a new estimated net asset value per share of $8.20, effective July 26, 2021. 2022Q2

(Unaudited) June 30, 2022 December 31, 2021 ASSETS Real estate: Land $ 166,037 $ 163,992 Buildings and improvements, less accumulated depreciation of $185,986 and $165,784, respectively 1,672,831 1,648,685 Construction in progress — 14,628 Total real estate, net 1,838,868 1,827,305 Cash and cash equivalents 23,077 32,359 Acquired intangible assets, less accumulated amortization of $80,049 and $71,067, respectively 173,127 181,639 Goodwill 23,006 23,284 Right-of-use assets - operating leases 24,995 21,737 Right-of-use assets - finance lease 2,286 2,296 Other assets, net 85,234 66,365 Assets held for sale, net — 22,570 Total assets $ 2,170,593 $ 2,177,555 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities: Credit facility, net of deferred financing costs of $2,728 and $3,226, respectively 502,272 496,774 Accounts payable and other liabilities 27,854 39,597 Acquired intangible liabilities, less accumulated amortization of $5,177 and $4,444, respectively 12,692 12,962 Operating lease liabilities 27,469 23,758 Finance lease liabilities 2,638 2,636 Liabilities held for sale, net — 698 Total liabilities 572,925 576,425 Stockholders’ equity: Preferred stock, $0.01 par value per share, 100,000,000 shares authorized; none issued and outstanding — — Common stock, $0.01 par value per share, 510,000,000 shares authorized; 239,848,129 and 238,226,119 shares issued, respectively; 225,240,223 and 224,179,939 shares outstanding, respectively 2,252 2,242 Additional paid-in capital 2,014,252 2,004,404 Accumulated distributions in excess of earnings (432,101) (400,669) Accumulated other comprehensive income (loss) 13,265 (4,847) Total stockholders’ equity 1,597,668 1,601,130 Total liabilities and stockholders’ equity $ 2,170,593 $ 2,177,555 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 5 Page 2022Q2

Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 Revenue: Rental revenue $ 44,918 $ 43,747 $ 89,200 $ 86,169 Expenses: Rental expenses 3,010 3,275 6,035 6,489 General and administrative expenses 7,744 6,639 14,600 13,262 Depreciation and amortization 17,814 17,615 35,802 35,839 Impairment loss on real estate — 6,502 7,109 16,925 Impairment loss on goodwill — 431 278 671 Total expenses 28,568 34,462 63,824 73,186 Gain on real estate disposition — — 460 — Income from operations 16,350 9,285 25,836 12,983 Interest and other expense, net 4,329 9,534 12,444 18,298 Income (loss) from continuing operations 12,021 (249) 13,392 (5,315) Income from discontinued operations — 16,305 — 24,253 Net income attributable to common stockholders $ 12,021 $ 16,056 $ 13,392 $ 18,938 Other comprehensive income: Unrealized income on interest rate swaps, net $ 5,257 $ 1,775 $ 18,112 $ 7,567 Other comprehensive income 5,257 1,775 18,112 7,567 Comprehensive income attributable to common stockholders $ 17,278 $ 17,831 $ 31,504 $ 26,505 Weighted average number of common shares outstanding: Basic 225,008,452 223,082,912 224,755,285 222,783,708 Diluted 226,362,977 223,082,912 226,115,545 222,783,708 Net income per common share attributable to common stockholders: Basic: Continuing operations $ 0.05 $ — $ 0.06 $ (0.02) Discontinued operations — 0.07 — 0.11 Net income attributable to common stockholders $ 0.05 $ 0.07 $ 0.06 $ 0.09 Diluted: Continuing operations $ 0.05 $ — $ 0.06 $ (0.02) Discontinued operations — 0.07 — 0.11 Net income attributable to common stockholders $ 0.05 $ 0.07 $ 0.06 $ 0.09 Distributions declared per common share $ 0.10 $ 0.12 $ 0.20 $ 0.24 Condensed Consolidated Statements of Comprehensive Income (unaudited; dollars in thousands, except share data and per share amounts) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 6 Page 2022Q2

Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 Net income attributable to common stockholders $ 12,021 $ 16,056 $ 13,392 $ 18,938 Adjustments: Depreciation and amortization1 17,788 21,592 35,754 47,554 Gain on real estate disposition from continuing operations — — (460) — Impairment loss on real estate — 6,502 7,109 16,925 FFO attributable to common stockholders $ 29,809 $ 44,150 $ 55,795 $ 83,417 Adjustments: Amortization of intangible assets and liabilities2 121 (639) 240 (1,252) Amortization of operating leases and finance lease 272 216 526 485 Straight-line rent adjustments3 (2,431) (4,452) (4,941) (9,078) Amortization of discount of deferred liability — 55 — 109 Impairment loss on goodwill4 — 431 278 671 Loss on debt extinguishment — — 3,367 — Amortization of deferred financing costs 364 1,011 854 2,007 Stock-based compensation 1,278 563 2,174 1,119 AFFO attributable to common stockholders $ 29,413 $ 41,335 $ 58,293 $ 77,478 Weighted average common shares outstanding - basic 225,008,452 223,082,912 224,755,285 222,783,708 Weighted average common shares outstanding - diluted 226,362,977 223,082,912 226,115,545 222,783,708 Weighted average common shares outstanding - diluted for FFO and AFFO 226,362,977 224,046,603 226,115,545 223,735,515 Net income per common share - basic $ 0.05 $ 0.07 $ 0.06 $ 0.09 Net income per common share - diluted $ 0.05 $ 0.07 $ 0.06 $ 0.09 FFO per common share - basic $ 0.13 $ 0.20 $ 0.25 $ 0.37 FFO per common share - diluted $ 0.13 $ 0.20 $ 0.25 $ 0.37 AFFO per common share - basic $ 0.13 $ 0.19 $ 0.26 $ 0.35 AFFO per common share - diluted $ 0.13 $ 0.19 $ 0.26 $ 0.35 (dollars in thousands, except share data and per share amounts) FFO and AFFO See the glossary for a description of the Company's non-GAAP financial and operating metrics. 7 Page (1) During the six months ended June 30, 2022 and 2021, the Company accelerated the amortization of certain in-place lease intangible assets in the amounts of approximately $0.4 million and $1.1 million, respectively. (2) Represents the amortization of above-and below-market leases. (3) Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays, if applicable). This may result in income recognition that is different than the underlying contractual terms. By adjusting for the change in straight-line rent receivable, AFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, which aligns with the Company's analysis of operating performance. (4) During the six months ended June 30, 2022, the Company wrote off goodwill related to three reporting units in the amount of approximately $0.3 million. During the three months ended June 30, 2021, the Company wrote off goodwill related to two reporting units in the amount of approximately $0.4 million and during the six months ended June 30, 2021, the Company wrote off goodwill related to three reporting units in the amount of approximately $0.7 million. The goodwill was originally recognized as a part of the internalization transaction on September 30, 2020. The Company believes that adjusting for such non-recurring items provides useful supplemental information because such adjustments may not be reflective of ongoing operations and aligns with its analysis of operating performance. 2022Q2

Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 Net income attributable to common stockholders $ 12,021 $ 16,056 $ 13,392 $ 18,938 Adjustments: Interest and other expense, net1 4,329 12,922 12,444 25,052 Depreciation and amortization 17,814 21,596 35,802 47,563 EBITDA $ 34,164 $ 50,574 $ 61,638 $ 91,553 Gain on real estate disposition from continuing operations — — (460) — Impairment loss on real estate — 6,502 7,109 16,925 Cash deposits interest 2 6 4 10 EBITDAre $ 34,166 $ 57,082 $ 68,291 $ 108,488 EBITDA and EBITDAre (dollars in thousands) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 8 Page 2022 (1) Includes debt extinguishment costs of $3.4 million for the six months ended June 30, 2022, in connection with the repayment of our prior credit facility. Q2

Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 Rental revenue $ 44,918 $ 43,747 $ 89,200 $ 86,169 Rental expenses (3,010) (3,275) (6,035) (6,489) Net operating income 41,908 40,472 83,165 79,680 Adjustments: Straight-line rent adjustments (2,431) (3,372) (4,941) (6,781) Amortization of above- and below-market leases, net 121 150 240 326 Amortization of operating leases 126 124 251 248 Cash NOI $ 39,724 $ 37,374 $ 78,715 $ 73,473 Cash NOI margin 88.4% 85.4% 88.2% 85.3 % Cash NOI yield2 7.1% 6.7% 7.1% 6.6 % Net Operating Income (NOI)1 (dollars in thousands) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 9 Page (1) Attributable to continuing operations. (2) Calculated using annualized NOI for the three and six months ended June 30, 2022 and 2021, respectively, to weighted average total real estate investments since inception. 2022Q2

120 Properties1 Same Store NOI and Occupancy Trends See the glossary for a description of the Company's non-GAAP financial and operating metrics. 10 Page (1) Each period's results reflect only properties owned and operated as of April 1, 2021, and excludes the 29 data center properties that were sold on July 22, 2021. 2022 N et O pe ra ti ng In co m e End of Period O ccupancy $39.9 $39.9 $39.9 $39.8 $39.8 99.5% 99.5% 99.5% 99.5% 99.5% 2Q21 3Q21 4Q21 1Q22 2Q22 $0M $9M $18M $27M $36M $45M 40% 50% 60% 70% 80% 90% 100% Q2

$300M $185M $20M 2022 2023 2024 2025 2026 2027+ $0M $100M $200M $300M $400M Unsecured Credit Facility Key Covenants Required Actual Ratio of total indebtedness to total gross asset value ≤ 60.0% 22.1 % Ratio of secured indebtedness to total gross asset value ≤ 30.0% 0.0 % Ratio of adjusted EBITDA to fixed charges ≥ 1.50x 8.48 x The table above includes a summary of key financial covenants for the Company's credit facility, as defined and calculated within the terms of the agreements. These calculations, which are not based on GAAP measurements, are presented to reflect the Company's compliance with the covenants and are not intended to be measures of the Company's liquidity or performance. Debt Summary Fixed rate debt Amount Rate1 % of Total Credit facility term loans, fixed through interest rate swaps 485.0 2.9% 96.0 % Total fixed rate debt 485.0 2.9% 96.0 % Variable rate debt2 Credit facility term loans 20.0 2.4% 4.0 % Total variable rate debt 20.0 2.4% 4.0 % Total principal debt $ 505.0 2.9% 100.0 % Debt (dollars in millions) Debt Maturities See the glossary for a description of the Company's non-GAAP financial and operating metrics. 11 Page (1) Weighted average interest rate as of June 30, 2022. (2) Term Secured Overnight Financing Rate, or SOFR, plus an applicable margin based on the Company's credit agreements. (3) On May 17, 2022, the Company, the operating partnership, and certain of the Company’s subsidiaries, entered into a new senior unsecured term loan agreement for aggregate commitments of up to $275.0 million, of which $205.0 million was drawn at closing to repay the Company’s revolving credit agreement in its entirety. The remainder of the commitments were available for three months following the closing date, and were available in no more than three subsequent draws with a minimum of $20.0 million per draw, or the remaining commitments available. After the three month period, the undrawn portion was no longer be available. If the committed amount was not fully drawn within 60 days of closing, the Company was required to pay a fee to the lenders, calculated as 0.25% per annum on the average daily amount of the undrawn portion, payable quarterly in arrears, until the earlier of (i) the date when the commitments have been funded in full, or (ii) August 17, 2022. The new senior unsecured term loan agreement may be increased, subject to lender approval, to an aggregate amount not to exceed $500.0 million and has a maturity date of January 31, 2028. On July 12, 2022 and July 20, 2022, the Company drew $50.0 million and $20.0 million, respectively, on the new senior unsecured term loan agreement. As of July 20, 2022, the new senior unsecured term loan agreement commitments were fully funded. Credit Facility Term Loan - VariableCredit Facility Term Loan - Fixed Through Swaps 3 Q2 2022 Credit Facility Term Loan - Fixed Through Swaps 3

Acquisitions and Dispositions See the glossary for a description of the Company's non-GAAP financial and operating metrics. 12 Page Q2 2022 2022 Acquisitions Date Acquired Property Rentable Square Feet Market State Acquisition Price (in thousands) 03/10/2022 Yukon Healthcare Facility 45,624 Yukon OK $ 19,554 05/12/2022 Pleasant Hills Healthcare Facility 33,712 Pittsburgh PA 14,303 05/20/2022 Prosser Healthcare Facilities 20,630 Prosser WA 8,593 Total Year-to-Date Acquisitions 99,966 $ 42,450 2022 Dispositions Date Disposed Property Rentable Square Feet1 Market State Sale Price (in thousands) Net Proceeds (in thousands) 02/10/2022 Houston Healthcare Facility II — Houston TX $ 24,000 $ 22,701 On July 20, 2022, the Company acquired one healthcare property, or the Tampa Healthcare Facility II, for an aggregate purchase price of approximately $51,181,000. The Tampa Healthcare Facility II is in the Tampa, Florida market and is comprised of approximately 87,649 rentable square feet. On July 21, 2022, the Company acquired one healthcare property, or the Escondido Healthcare Facility, for an aggregate purchase price of approximately $63,400,000. The Escondido Healthcare Facility is in the Escondido, California market and is comprised of approximately 56,852 rentable square feet. (1) On August 30, 2021, the Company entered into a purchase and sale agreement for the sale of the Houston Healthcare Facility II, which was vacant. The purchase and sale agreement required that the structures on the property be demolished prior to the sale. The structures on the property were demolished and the property consisted solely of land as of December 31, 2021.

Property Map (as of June 30, 2022) See the glossary for a description of the Company's non-GAAP financial and operating metrics. 13 Page Q2 2022

11.0% 7.7% 7.2% 5.4% 4.6% 4.0% 3.8% 3.2% 2.7% 2.5% Houston Dallas Oklahoma City San Antonio Philadelphia Akron Des Moines Riverside Austin Tucson Total Statistics As of June 30, 2022 20215 Rentable square feet 5,389,815 5,297,637 Number of properties1 130 125 Weighted average annualized base rent per leased square foot $30.18 $29.43 Weighted average remaining lease term 9.4 years 10.0 years Weighted average occupancy 99.4% 96.2 % Top 10 Markets2 As of June 30, 2022 As of June 30, 20215 Rentable Square Feet % Leased4 Rentable Square Feet % Leased4 Houston 490,742 100.0% 593,111 84.1 % Dallas 312,590 100.0% 373,990 83.6 % Oklahoma City 479,137 100.0% 433,513 100.0 % San Antonio 293,782 100.0% 293,782 100.0 % Philadelphia 122,356 100.0% 122,356 100.0 % Akron 191,269 100.0% 191,269 100.0 % Des Moines 244,548 100.0% 111,931 100.0 % Riverside 73,643 100.0% 73,643 100.0 % Austin 125,271 100.0% 125,271 100.0 % Tucson 159,614 97.0% 114,922 100.0 % Total 2,492,952 99.8% 2,433,788 93.6 % Top 10 Markets2,3 Real Estate Diversification See the glossary for a description of the Company's non-GAAP financial and operating metrics. 14 Page (1) Excludes two undeveloped land parcels as of June 30, 2022. (2) Based on annualized June 2022 base rent. (3) Represents each market's annualized June 2022 base rent as a percentage of total market annualized June 2022 base rent. (4) Weighted average occupancy based on rentable square feet. (5) Data as of June 30, 2021 excludes the 29 data center properties that were sold on July 22, 2021. Q2 2022

14.1% 6.1% 55.3% 24.5% 37.5% 23.3% 26.3% 11.4% 1.5% 89.2% 90.2% 10.8% 9.8% Number of Properties Annualized Base Rent A nn ua liz ed B as e Re nt Square Feet 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Thereafter $0M $10M $20M $30M $40M $50M $60M $70M $80M $90M 0.0M 0.4M 0.8M 1.2M 1.6M 2.0M 2.4M 15.3% 8.1% 7.8% 6.7% 6.3% 5.8% 5.5% 4.4% 3.4% 3.3% Post Acute Medical, LLC and affiliates Board of Regents of the Univ. of Texas System Baylor Scott and White Health Community Health Systems, Inc. Select Medical Holdings Corporation Integris Health, Inc. Genesis Care Pty Ltd Surgery Partners, Inc. CommonSpirit Health Vibra Healthcare, LLC Property Diversification1Tenant Diversification1,2 Real Estate Diversification Lease Expirations Single/Multi-Tenant Breakdown See the glossary for a description of the Company's non-GAAP financial and operating metrics. 15 Page (1) Based on annualized June 2022 base rent. (2) Includes tenants under common control. (3) Based on rental revenue for the six months ended June 30, 2022. (4) All credit ratings are from major credit rating agencies. Parent credit rating is used where tenant is not rated. (5) Excludes two undeveloped land parcels. Annualized Base Rent Expiring Leased Square Feet Medical Office Building Inpatient Rehabilitation Facility Acute Care Hospital Long-Term Acute Care Hospital Other Single Tenant Multi-Tenant Q2 2022 Tenant Credit Concentrations3,4 Investment Grade Rated Tenant/ Guarantor Non-Investment Grade Rated Tenant/Guarantor Non-Rated Tenant/Guarantor Non-Rated Tenant/Guarantor affiliated with Investment Grade Rated Partner 5 1 1

Market Property Name State Rentable Square Feet Date Acquired Occupancy Property Subtype Akron Akron Healthcare Facility OH 98,705 10/4/2019 100.0 % Medical Office Building Akron Akron Healthcare Facility II OH 38,564 10/4/2019 100.0 % Medical Office Building Akron Akron Healthcare Facility III OH 54,000 10/4/2019 100.0 % Long-Term Acute Care Hospital Alexandria Alexandria Healthcare Facility LA 15,600 10/4/2019 100.0 % Medical Office Building Appleton Appleton Healthcare Facility WI 7,552 10/4/2019 100.0 % Medical Office Building Augusta Augusta Healthcare Facility ME 51,000 7/22/2015 100.0 % Medical Office Building Augusta Oakland Healthcare Facility ME 20,000 7/22/2015 100.0 % Medical Office Building Austin Austin Healthcare Facility TX 66,095 3/31/2017 100.0 % Inpatient Rehabilitation Facility Austin Austin Healthcare Facility II TX 18,275 10/4/2019 100.0 % Medical Office Building Austin Luling Healthcare Facility TX 40,901 7/30/2015 100.0 % Long-Term Acute Care Hospital Beaumont Beaumont Healthcare Facility TX 61,000 3/31/2017 100.0 % Inpatient Rehabilitation Facility Boston Stoughton Healthcare Facility MA 180,744 12/23/2014 100.0 % Long-Term Acute Care Hospital Bremerton Silverdale Healthcare Facility WA 26,127 8/25/2017 100.0 % Medical Office Building Bremerton Silverdale Healthcare Facility II WA 19,184 9/20/2017 100.0 % Medical Office Building Brownsville Harlingen Healthcare Facility TX 38,111 10/4/2019 100.0 % Medical Office Building Chicago Aurora Healthcare Facility IL 24,722 3/30/2017 100.0 % Medical Office Building Cincinnati Cincinnati Healthcare Facility OH 14,868 10/29/2014 100.0 % Medical Office Building Cincinnati Cincinnati Healthcare Facility II OH 139,428 7/22/2015 100.0 % Medical Office Building Cincinnati Cincinnati Healthcare Facility III OH 41,600 7/22/2015 100.0 % Medical Office Building Cincinnati Florence Healthcare Facility KY 41,600 7/22/2015 100.0 % Medical Office Building Corpus Christi Corpus Christi Healthcare Facility TX 25,102 12/22/2016 100.0 % Medical Office Building Dallas Allen Healthcare Facility TX 42,627 3/31/2017 100.0 % Inpatient Rehabilitation Facility Dallas Carrollton Healthcare Facility TX 21,990 4/27/2018 100.0 % Medical Office Building Dallas Dallas Healthcare Facility TX 62,390 10/4/2019 100.0 % Acute Care Hospital Dallas Fort Worth Healthcare Facility TX 83,464 12/31/2014 100.0 % Acute Care Hospital Dallas Fort Worth Healthcare Facility II TX 8,268 12/31/2014 100.0 % Medical Office Building Dallas Fort Worth Healthcare Facility III TX 36,800 12/23/2015 100.0 % Medical Office Building Dallas Frisco Healthcare Facility TX 57,051 10/4/2019 100.0 % Inpatient Rehabilitation Facility Denver Denver Healthcare Facility CO 131,210 10/4/2019 100.0 % Long-Term Acute Care Hospital Des Moines Clive Healthcare Facility IA 58,156 11/26/2018 100.0 % Medical Office Building Des Moines Clive Healthcare Facility II IA 63,224 12/8/2021 100.0 % Medical Office Building Des Moines Clive Healthcare Facility III IA 33,974 12/8/2021 100.0 % Medical Office Building Des Moines Clive Healthcare Facility IV IA 35,419 12/8/2021 100.0 % Medical Office Building Des Moines Clive Undeveloped Land IA — 12/8/2021 — % Undeveloped Land Des Moines Clive Undeveloped Land II IA — 12/8/2021 — % Undeveloped Land Des Moines Grimes Healthcare Facility IA 14,669 2/19/2020 100.0 % Medical Office Building Des Moines Indianola Healthcare Facility IA 18,116 9/26/2018 100.0 % Medical Office Building Des Moines Indianola Healthcare Facility II IA 20,990 9/26/2018 100.0 % Medical Office Building Destin Crestview Healthcare Facility FL 5,685 10/4/2019 100.0 % Medical Office Building Destin Fort Walton Beach Healthcare Facility FL 9,017 10/4/2019 100.0 % Medical Office Building Portfolio See the glossary for a description of the Company's non-GAAP financial and operating metrics. 16 Page Q2 2022

Portfolio (Continued) Market Property Name State Rentable Square Feet Date Acquired Occupancy Property Subtype Destin Santa Rosa Beach Healthcare Facility FL 5,000 10/4/2019 100.0 % Medical Office Building Elkhart Goshen Healthcare Facility IN 15,462 10/4/2019 100.0 % Medical Office Building Fayetteville Fayetteville Healthcare Facility AR 55,740 10/4/2019 100.0 % Acute Care Hospital Fort Myers Bonita Springs Healthcare Facility FL 9,800 10/4/2019 100.0 % Medical Office Building Fort Myers Fort Myers Healthcare Facility FL 32,148 10/4/2019 100.0 % Medical Office Building Fort Myers Fort Myers Healthcare Facility II FL 47,089 10/4/2019 100.0 % Medical Office Building Fort Myers Lehigh Acres Healthcare Facility FL 5,746 10/4/2019 100.0 % Medical Office Building Grand Rapids Grand Rapids Healthcare Facility MI 107,770 12/7/2016 76.1 % Medical Office Building Green Bay Bellevue Healthcare Facility WI 5,838 10/4/2019 100.0 % Medical Office Building Green Bay De Pere Healthcare Facility WI 7,100 10/4/2019 100.0 % Medical Office Building Green Bay Howard Healthcare Facility WI 7,552 10/4/2019 100.0 % Medical Office Building Green Bay Manitowoc Healthcare Facility WI 7,987 10/4/2019 100.0 % Medical Office Building Green Bay Manitowoc Healthcare Facility II WI 36,090 10/4/2019 100.0 % Medical Office Building Green Bay Marinette Healthcare Facility WI 4,178 10/4/2019 100.0 % Medical Office Building Green Bay Sturgeon Bay Healthcare Facility WI 3,100 10/4/2019 100.0 % Medical Office Building Hammond Hammond Healthcare Facility LA 63,000 10/4/2019 100.0 % Acute Care Hospital Hammond Hammond Healthcare Facility II LA 23,835 10/4/2019 100.0 % Long-Term Acute Care Hospital Houston Houston Healthcare Facility TX 13,645 7/31/2014 100.0 % Medical Office Building Houston Houston Healthcare Facility III TX 16,217 10/4/2019 100.0 % Medical Office Building Houston Katy Healthcare Facility TX 34,296 6/8/2018 100.0 % Other Houston Webster Healthcare Facility TX 53,514 6/5/2015 100.0 % Inpatient Rehabilitation Facility Houston Webster Healthcare Facility II TX 373,070 10/4/2019 100.0 % Acute Care Hospital Indianapolis Greenwood Healthcare Facility IN 53,560 4/19/2021 100.0 % Inpatient Rehabilitation Facility Jacksonville Jacksonville Healthcare Facility FL 13,082 10/4/2019 100.0 % Medical Office Building Kansas City Overland Park Healthcare Facility KS 54,568 2/17/2015 100.0 % Inpatient Rehabilitation Facility Lafayette Lafayette Healthcare Facility LA 73,824 10/4/2019 100.0 % Acute Care Hospital Lakeland Winter Haven Healthcare Facility FL 7,560 1/27/2015 100.0 % Medical Office Building Laredo Laredo Healthcare Facility TX 61,677 9/19/2019 100.0 % Medical Office Building Laredo Laredo Healthcare Facility II TX 118,132 9/19/2019 100.0 % Medical Office Building Las Vegas Henderson Healthcare Facility NV 6,685 10/4/2019 100.0 % Medical Office Building Las Vegas Las Vegas Healthcare Facility NV 56,220 6/24/2016 100.0 % Inpatient Rehabilitation Facility Las Vegas Las Vegas Healthcare Facility II NV 6,963 10/4/2019 100.0 % Medical Office Building Lexington Frankfort Healthcare Facility KY 4,000 10/4/2019 100.0 % Medical Office Building Little Rock Benton Healthcare Facility AR 104,419 10/17/2018 100.0 % Medical Office Building Little Rock Benton Healthcare Facility II AR 11,350 10/17/2018 100.0 % Medical Office Building Little Rock Bryant Healthcare Facility AR 23,450 10/17/2018 100.0 % Medical Office Building See the glossary for a description of the Company's non-GAAP financial and operating metrics. 17 Page Q2 2022

Portfolio (Continued) Market Property Name State Rentable Square Feet Date Acquired Occupancy Property Subtype Little Rock Bryant Healthcare Facility II AR 16,425 8/16/2019 100.0 % Medical Office Building Little Rock Hot Springs Healthcare Facility AR 8,573 10/17/2018 100.0 % Medical Office Building Los Angeles El Segundo Healthcare Facility CA 12,163 10/4/2019 100.0 % Medical Office Building Lubbock Lubbock Healthcare Facility TX 102,143 10/4/2019 100.0 % Acute Care Hospital Martinsburg Fairlea Healthcare Facility WV 5,200 10/4/2019 100.0 % Medical Office Building New Orleans Covington Healthcare Facility LA 43,250 10/4/2019 100.0 % Long-Term Acute Care Hospital Oklahoma City Edmond Healthcare Facility OK 17,700 1/20/2016 100.0 % Medical Office Building Oklahoma City Newcastle Healthcare Facility OK 7,424 2/3/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility OK 94,076 12/29/2015 100.0 % Acute Care Hospital Oklahoma City Oklahoma City Healthcare Facility II OK 41,394 12/29/2015 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility III OK 5,000 1/27/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility IV OK 8,762 1/27/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility V OK 43,676 2/11/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility VI OK 14,676 3/7/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility VII OK 102,978 6/22/2016 100.0 % Acute Care Hospital Oklahoma City Oklahoma City Healthcare Facility VIII OK 62,857 6/30/2016 100.0 % Acute Care Hospital Oklahoma City Oklahoma City Healthcare Facility IX OK 34,970 10/4/2019 100.0 % Medical Office Building Omaha Omaha Healthcare Facility NE 40,402 10/14/2015 100.0 % Other Oshkosh Oshkosh Healthcare Facility WI 8,717 10/4/2019 100.0 % Medical Office Building Philadelphia Marlton Healthcare Facility NJ 89,139 11/1/2016 100.0 % Inpatient Rehabilitation Facility Philadelphia Wyomissing Healthcare Facility PA 33,217 7/24/2015 100.0 % Acute Care Hospital Pittsburgh Clarion Healthcare Facility PA 33,000 6/1/2015 100.0 % Medical Office Building Pittsburgh Pleasant Hills Healthcare Facility PA 33,712 5/12/2022 100.0 % Medical Office Building Poplar Bluff Poplar Bluff Healthcare Facility MO 71,519 9/19/2019 100.0 % Medical Office Building Prosser Prosser Healthcare Facilities WA 20,630 5/20/2022 100.0 % Medical Office Building Providence New Bedford Healthcare Facility MA 70,657 10/4/2019 100.0 % Long-Term Acute Care Hospital Providence North Smithfield Healthcare Facility RI 92,944 10/4/2019 100.0 % Inpatient Rehabilitation Facility Riverside Palm Desert Healthcare Facility CA 6,963 10/4/2019 100.0 % Medical Office Building Riverside Rancho Mirage Healthcare Facility CA 47,008 3/1/2016 100.0 % Inpatient Rehabilitation Facility Riverside Rancho Mirage Healthcare Facility II CA 7,432 10/4/2019 100.0 % Medical Office Building Riverside Yucca Valley Healthcare Facility CA 12,240 10/4/2019 100.0 % Medical Office Building Saginaw Saginaw Healthcare Facility MI 87,843 12/21/2017 100.0 % Medical Office Building San Antonio New Braunfels Healthcare Facility TX 27,971 10/4/2019 100.0 % Long-Term Acute Care Hospital San Antonio San Antonio Healthcare Facility TX 44,746 6/29/2017 100.0 % Inpatient Rehabilitation Facility San Antonio San Antonio Healthcare Facility III TX 50,000 10/4/2019 100.0 % Inpatient Rehabilitation Facility San Antonio San Antonio Healthcare Facility IV TX 113,136 10/4/2019 100.0 % Inpatient Rehabilitation Facility San Antonio San Antonio Healthcare Facility V TX 57,929 10/4/2019 100.0 % Medical Office Building Sarasota Lakewood Ranch Healthcare Facility FL 10,919 10/4/2019 100.0 % Medical Office Building See the glossary for a description of the Company's non-GAAP financial and operating metrics. 18 Page Q2 2022

Portfolio (Continued) Market Property Name State Rentable Square Feet Date Acquired Occupancy Property Subtype Savannah Savannah Healthcare Facility GA 48,184 10/4/2019 100.0 % Long-Term Acute Care Hospital Scranton Wilkes-Barre Healthcare Facility PA 15,996 10/4/2019 100.0 % Medical Office Building Sherman Sherman Healthcare Facility TX 57,576 11/20/2015 100.0 % Acute Care Hospital Sherman Sherman Healthcare Facility II TX 8,055 11/20/2015 100.0 % Medical Office Building St. Louis Bridgeton Healthcare Facility MO 66,914 10/4/2019 100.0 % Inpatient Rehabilitation Facility Tampa Tampa Healthcare Facility FL 33,822 9/8/2020 100.0 % Medical Office Building Tucson Tucson Healthcare Facility AZ 34,009 9/19/2019 100.0 % Medical Office Building Tucson Tucson Healthcare Facility II AZ 60,913 12/26/2019 100.0 % Inpatient Rehabilitation Facility Tucson Tucson Healthcare Facility III AZ 20,000 12/27/2019 100.0 % Medical Office Building Tucson Tucson Healthcare Facility IV AZ 44,692 12/22/2020 89.4 % Medical Office Building Valdosta Valdosta Healthcare Facility GA 24,750 11/28/2018 100.0 % Medical Office Building Valdosta Valdosta Healthcare Facility II GA 12,745 11/28/2018 100.0 % Medical Office Building Victoria Victoria Healthcare Facility TX 34,297 10/4/2019 100.0 % Inpatient Rehabilitation Facility Victoria Victoria Healthcare Facility II TX 28,752 10/4/2019 100.0 % Long-Term Acute Care Hospital Winston Winston-Salem Healthcare Facility NC 22,200 12/17/2014 100.0 % Medical Office Building Yukon Yukon Healthcare Facility OK 45,624 3/10/2022 100.0 % Medical Office Building . See the glossary for a description of the Company's non-GAAP financial and operating metrics. 19 Page Q2 2022

Annualized Base Rent The sum of each tenant’s base rent in the last month of the period multiplied by twelve, unless otherwise specified. Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) These supplemental performance measures are defined as net income or loss, computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization. EBITDAre also includes adjustments for impairment write-downs on real estate and gains or losses from the disposition of properties. EBITDAre is a definition promulgated by the National Association of Real Estate Investment Trusts (NAREIT). We believe these metrics are important indicators of the Company’s operating performance. The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to EBITDA and EBITDAre for the following quarterly periods (amounts in thousands): Fair Value of Real Estate Investments Fair value of real estate-related investments is based on the NAV (as defined below) calculated as of May 31, 2021, plus total aggregate cost of real estate investments acquired after that date and capital expenditures incurred on development properties not included in the then current NAV, less the NAV of any sold real estate investments. Three Months Ended June 30, March 31, December 31, September 30, June 30, 2022 2022 2021 2021 2021 Net income attributable to common stockholders $ 12,021 $ 1,371 $ 12,077 $ 371,645 $ 16,056 Adjustments: Interest and other expense, net1 4,329 8,115 4,480 36,822 12,922 Depreciation and amortization 17,814 17,988 17,161 17,294 21,596 EBITDA $ 34,164 $ 27,474 $ 33,718 $ 425,761 $ 50,574 Gain on real estate disposition from continuing operations — (460) (89) — — (Gain) loss on real estate dispositions from discontinued operations2 — — — (398,560) 2,759 Impairment loss on real estate — 7,109 — 10,241 6,502 Cash deposits interest 2 2 3 2 6 EBITDAre $ 34,166 $ 34,125 $ 33,632 $ 37,444 $ 59,841 Glossary 20 Page Q2 2022 (1) Interest and other expense, net, for the three months ended March 31, 2022, includes debt extinguishment costs of $3.4 million in connection with the repayment of our prior credit facility. Interest and other expense, net, for the three months ended September 30, 2021, includes non-recurring costs associated with the sale of the data center portfolio, including defeasance and other loan costs in the amount of $26.1 million. (2) Represents gain on real estate dispositions related to the 29 data center properties sold on July 22, 2021. The Company recognized a loss of $2.8 million in transaction costs during the three months ended June 30, 2021, resulting in the total gain being higher during the three months ended September 30, 2021.

Three Months Ended June 30, March 31, December 31, September 30, June 30, 2022 2022 2021 2021 2021 Net income attributable to common stockholders $ 12,021 $ 1,371 $ 12,077 $ 371,645 $ 16,056 Adjustments: Depreciation and amortization1 17,788 17,966 17,156 17,289 21,592 (Gain) on real estate disposition from continuing operations — (460) (89) — — (Gain) loss on real estate dispositions from discontinued operations2 — — — (398,560) 2,759 Impairment loss on real estate — 7,109 — 10,241 6,502 FFO attributable to common stockholders $ 29,809 $ 25,986 $ 29,144 $ 615 $ 46,909 Adjustments: Amortization of intangible assets and liabilities3 121 119 141 13 (639) Amortization of operating leases and finance lease 272 254 186 189 216 Straight-line rent adjustments4 (2,431) (2,510) (3,011) (3,414) (4,452) Amortization of discount of deferred liability — — — 163 55 Impairment loss on goodwill5 — 278 — — 431 Loss on extinguishment of debt — 3,367 — 28,751 — Amortization of deferred financing costs 364 490 664 754 1,011 Stock-based compensation 1,278 896 623 637 563 AFFO attributable to common stockholders $ 29,413 $ 28,880 $ 27,747 $ 27,708 $ 44,094 The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to FFO and AFFO for the following quarterly periods (amounts in thousands): Glossary 21 Page (1) During the six months ended June 30, 2022 and 2021, the Company accelerated the amortization of certain in-place lease intangible assets in the amount of approximately $0.4 million and $1.1 million, respectively. (2) Represents gain on real estate dispositions related to the 29 data center properties sold on July 22, 2021. The Company recognized a loss of $2.8 million in transaction costs during the three months ended June 30, 2021, resulting in the total gain being higher during the three months ended September 30, 2021. (3) Represents the amortization of above-and below-market leases. (4) Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays if applicable). This may result in income recognition that is different than the underlying contractual terms. By adjusting for the change in straight-line rent receivable, AFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, which aligns with the Company's analysis of operating performance. (5) During the six months ended June 30, 2022, the Company wrote off goodwill related to one reporting unit in the amount of approximately $0.3 million. During the three months ended June 30, 2021, the Company wrote off goodwill related to two reporting units in the amount of approximately $0.4 million and during the six months ended June 30, 2021, the Company wrote off goodwill related to three reporting units in the amount of approximately $0.7 million . The goodwill was originally recognized as a part of the internalization transaction on September 30, 2020. The Company believes that adjusting for such non- recurring items provides useful supplemental information because such adjustments may not be reflective of ongoing operations and aligns with its analysis of operating performance. Q2 2022 Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO) FFO is calculated using the NAREIT definition: net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and asset impairment write-downs, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than the Company does, making comparisons less meaningful. In addition to FFO, the Company uses AFFO as a supplemental financial performance measure because the Company believes it provides to stakeholders a more complete understanding of the Company’s sustainable performance. AFFO is a metric used by management to evaluate the Company's dividend policy. The Company calculates AFFO by further adjusting FFO for the following items included in the determination of GAAP net income: amortization of above- and below-market leases, along with amortization of operating leases and the finance lease, resulting from above-and below-market leases, straight-line rent adjustments, discount amortization related to the deferred liability in connection with the internalization transaction, impairment loss on goodwill, (gain) loss on extinguishment of debt, amortization of deferred financing costs and stock-based compensation. Other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs. FFO and AFFO should not be considered to be more relevant or accurate than the GAAP methodology in calculating net income or in its applicability in evaluating our operational performance. The method used to evaluate the value and performance of real estate under GAAP should be considered as a more relevant measure of operating performance and more prominent than the non-GAAP FFO and AFFO measures and the adjustments to GAAP in calculating FFO and AFFO.

Net Debt Net debt represents principal debt outstanding less cash and cash equivalents. Net debt provides useful information by calculating and monitoring the Company’s leverage ratio. The following is a reconciliation of total debt, net, which is the most directly comparable GAAP financial measure to net debt, for the following quarterly periods (amounts in thousands): As of June 30, March 31, December 31, September 30, June 30, 2022 2022 2021 2021 2021 Notes payable, net $ — $ — $ — $ — $ 449,780 Credit facility, net 502,272 484,319 496,774 516,506 947,979 Total debt, net 502,272 484,319 496,774 516,506 1,397,759 Deferred financing costs, net 2,728 681 3,266 3,494 6,425 Principal debt outstanding 505,000 485,000 500,000 520,000 1,404,184 Less: cash and cash equivalents 23,077 19,563 32,359 75,363 47,921 Net debt $ 481,923 $ 465,437 $ 467,641 $ 444,637 $ 1,356,263 Net Asset Value (NAV) NAV is determined by the board of directors, at the recommendation of the Company's audit committee, and based on the estimated value of the Company’s assets, less the estimated value of the Company’s liabilities, divided by the approximate number of shares outstanding on a diluted basis. This valuation is performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the IPA in April 2013, in addition to guidance from the SEC. Liquidity A financial metric that represents the outstanding cash and cash equivalents combined with the remaining borrowing base availability on the Company’s credit facility at the end of the period. This metric provides useful information when examining the Company’s financing and investing decisions. Glossary 22 Page Q2 2022 Interest Expense, Adjusted Represents interest and other expense, net, adjusted for cash deposits interest, other income, notes receivable interest income and amortization of origination fee. This metric provides useful information because it is used for the calculation of adjusted interest coverage ratio. The following is a reconciliation of interest and other expense, net, which is the most directly comparable GAAP financial measure, to interest expense, adjusted for the following quarterly periods (amounts in thousands): Three Months Ended June 30, March 31, December 31, September 30, June 30, 2022 2022 2021 2021 2021 Interest and other expense, net1 $ 4,329 $ 8,115 $ 4,480 $ 36,822 $ 12,922 Cash deposits interest 2 2 3 2 6 Other income 146 71 1,233 731 — Notes receivable interest income — — 50 87 519 Amortization of origination fee — — — (256) (70) Interest expense, adjusted1 $ 4,477 $ 8,188 $ 5,766 $ 37,386 $ 13,377 (1) Interest and other expense, net, for the three months ended March 31, 2022, includes debt extinguishment costs of $3.4 million in connection with the repayment of our prior credit facility. Interest and other expense, net, for the three months ended September 30, 2021, includes non-recurring costs associated with the sale of the data center portfolio, including defeasance and other loan costs in the amount of $26.1 million.

Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 Rental revenue $ 44,918 $ 43,747 $ 89,200 $ 86,169 Rental expense (3,010) (3,275) (6,035) (6,489) NOI 41,908 40,472 83,165 79,680 Straight-line rent adjustments (2,431) (3,372) (4,941) (6,781) Amortization of above- and below-market leases, net 121 150 240 326 Amortization of operating leases 126 124 251 248 Cash NOI 39,724 37,374 78,715 73,473 General and administrative expenses (7,744) (6,639) (14,600) (13,262) Depreciation and amortization (17,814) (17,615) (35,802) (35,839) Impairment loss on real estate — (6,502) (7,109) (16,925) Impairment loss on goodwill — (431) (278) (671) Gain on real estate disposition from continuing operations — — 460 — Interest and other expense, net (4,329) (9,534) (12,444) (18,298) Straight-line rent adjustments 2,431 3,372 4,941 6,781 Amortization of above- and below-market leases, net (121) (150) (240) (326) Amortization of operating leases (126) (124) (251) (248) Income from discontinued operations — 16,305 — 24,253 Net income attributable to common stockholders $ 12,021 $ 16,056 $ 13,392 $ 18,938 The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to Total NOI and Cash NOI, for the following periods (amounts in thousands): Glossary 23 Page Q2 2022 Net Operating Income (NOI) and Cash NOI NOI is defined as rental revenue less rental expenses, on an accrual basis, excluding general and administrative expenses, depreciation and amortization, impairment loss on real estate, impairment loss on goodwill, gain on real estate dispositions from continuing operations, interest and other expense, net and income from discontinued operations. Cash NOI is calculated to exclude the impact of certain GAAP adjustments to rental revenue, such as straight-line rent adjustments, amortization of above-market and below-market lease intangibles and the amortization of operating leases, and is used to evaluate the cash-based performance of the Company’s real estate portfolio. The Company believes that NOI and Cash NOI both serve as useful supplements to net income because they allow investors and management to measure unlevered property-level operating results and to compare these results to the comparable results of other real estate companies on a consistent basis. The Company uses both NOI and Cash NOI to make decisions about resource allocations and to assess the property-level performance of the real estate portfolio. As an indicator of financial performance, neither metric should be considered as an alternative to net income, determined in accordance with GAAP. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results, both metrics should be evaluated in conjunction with net income as presented in the consolidated financial statements included on the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2022.

Total Real Estate Investments Represents the aggregate contractual purchase price of real estate properties acquired, including acquisition costs and additional capital expenditures incurred since inception, adjusted for the cost basis of the properties sold. Three Months Ended June 30, March 31, December 31, September 30, June 30, 2022 2022 2021 2021 2021 Same store rental revenue $ 42,587 $ 42,592 $ 42,558 $ 42,414 $ 42,661 Same store rental expense (2,748) (2,752) (2,637) (2,563) (2,799) Same store NOI 39,839 39,840 39,921 39,851 39,862 Non-same store rental revenue 2,331 1,690 1,048 649 1,086 Non-same store rental expense (262) (273) (555) (461) (476) General and administrative expenses (7,744) (6,856) (6,785) (6,348) (6,639) Depreciation and amortization (17,814) (17,988) (17,161) (17,259) (17,615) Impairment loss on real estate — (7,109) — (10,241) (6,502) Impairment loss on goodwill — (278) — — (431) Gain on real estate disposition — 460 89 — — Interest and other expense, net (4,329) (8,115) (4,480) (11,737) (9,534) Income from discontinued operations — — — 377,191 16,305 Net income attributable to common stockholders $ 12,021 $ 1,371 $ 12,077 $ 371,645 $ 16,056 The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to same store NOI for the following quarterly periods (amounts in thousands): Glossary 24 Page Q2 2022 Same Store Properties Operating properties that were owned and operated for the entirety of all calendar periods being compared and exclude properties under development and properties or land classified as held for sale. To evaluate properties on a comparable basis, management analyzes metrics of same store properties in order to assess the core operations of the portfolio. By evaluating the net operating income of the same store properties, management is able to monitor the operations of the Company's existing properties for comparable periods to measure the performance of the current portfolio and determine the effects of new acquisitions and dispositions on net income. Occupancy The amount of tenant occupied rental space divided by total rentable square feet, calculated on a weighted average basis. Remaining Lease Term The number of periods remaining of each tenant's lease, calculated on a weighted average basis on occupied square feet. Rent Escalation The amount of base rent increases that are included within each tenant's lease, calculated on a weighted average basis on occupied square feet.